UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 20, 1995


                          PIPER JAFFRAY COMPANIES INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number 1-7421



            Delaware                                    41-1233380
   (State or other jurisdiction              (IRS Employer Identification No.)
 of incorporation or organization)



222 South Ninth Street, Minneapolis, Minnesota                    55402
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (612)-342-6000



                        Exhibit Index located at page 4.
























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Item 5.  Other Events.

On July 20, 1995 the Company entered into a Settlement Agreement for the previously disclosed IN RE: PIPER FUNDS, INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION. The Settlement Agreement was filed with the United States District Court, District of Minnesota.




Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              10. Settlement Agreement for IN RE: PIPER FUNDS, INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO
                   LITIGATION dated July 20, 1995.














































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                    PIPER JAFFRAY COMPANIES INC.



Date: July 20, 1995                             By:  /s/  Deborah K. Roesler
                                                   ---------------------------
                                                              Deborah K. Roesler
                                                     Chief Financial Officer and
                                                               Managing Director








































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                                 EXHIBIT INDEX


Exhibit                                                  Form of Filing

10.  Settlement Agreement for IN RE: PIPER FUNDS, INC.   Filed electronically
     INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO
     LITIGATION dated July 20, 1995.



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